POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Securities consisting of Debentures, Notes, and/or Capital
Securities in one or more series at an aggregate initial offering price not to exceed $3,000,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                          /s/  Calvin N. Clyde, Jr.
                         Calvin N. Clyde, Jr.
                         Director

Date:   7-3-98
                     POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Securities consisting of Debentures, Notes, and/or Capital
Securities in one or more series at an aggregate initial offering price not to exceed $3,000,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         /s/   Robert C. Conner
                         Robert C. Conner
                         Director

Date:          7/12/98
                     POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Securities consisting of Debentures, Notes, and/or Capital
Securities in one or more series at an aggregate initial offering price not to exceed $3,000,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         /s/    Will D. Davis
                         Will D. Davis
                         Director

Date:          7/6/98
                     POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Securities consisting of Debentures, Notes, and/or Capital
Securities in one or more series at an aggregate initial offering price not to exceed $3,000,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         /s/   Alex Dillard
                         Alex Dillard
                         Director

Date:     7-7-98
                     POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Securities consisting of Debentures, Notes, and/or Capital
Securities in one or more series at an aggregate initial offering price not to exceed $3,000,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         /s/  Mike Dillard
                           Mike Dillard
                           Director

Date:          7-6-98
                     POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Securities consisting of Debentures, Notes, and/or Capital
Securities in one or more series at an aggregate initial offering price not to exceed $3,000,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         /s/  William Dillard
                         William Dillard
                         Director

Date:     July 7, 1998
                     POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Securities consisting of Debentures, Notes, and/or Capital
Securities in one or more series at an aggregate initial offering price not to exceed $3,000,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         /s/  William Dillard II
                         William Dillard, II
                         Director

Date:          7/7/98
                     POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Securities consisting of Debentures, Notes, and/or Capital
Securities in one or more series at an aggregate initial offering price not to exceed $3,000,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         /s/  Drue Corbusier
                         Drue Corbusier
                         Director

Date:     7-7-98
                     POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Securities consisting of Debentures, Notes, and/or Capital
Securities in one or more series at an aggregate initial offering price not to exceed $3,000,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         /s/  William H. Sutton
                         William H. Sutton
                         Director

Date:     7-6-98
                     POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Securities consisting of Debentures, Notes, and/or Capital
Securities in one or more series at an aggregate initial offering price not to exceed $3,000,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                          /s/  John Paul Hammerschmidt
                         John Paul Hammerschmidt
                         Director

Date:     7/7/98
                     POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Securities consisting of Debentures, Notes, and/or Capital
Securities in one or more series at an aggregate initial offering price not to exceed $3,000,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         /s/  William B. Harrison, Jr.
                         William B. Harrison, Jr.
                         Director

Date:     7/7/98
                     POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Securities consisting of Debentures, Notes, and/or Capital
Securities in one or more series at an aggregate initial offering price not to exceed $3,000,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                          /s/  Jackson T. Stephens
                         Jackson T. Stephens
                         Director

Date:     7/6/98
                     POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Securities consisting of Debentures, Notes, and/or Capital
Securities in one or more series at an aggregate initial offering price not to exceed $3,000,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                         /s/   John H. Johnson
                         John H. Johnson
                         Director

Date:     7-8-98
                     POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints James I. Freeman and John Hawkins, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Dillard's, Inc. Registration Statement on Form S-3 pertaining to the offering of Securities consisting of Debentures, Notes, and/or Capital
Securities in one or more series at an aggregate initial offering price not to exceed $3,000,000,000 and to sign any and all amendments (including post-effective amendments) to the Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                          /s/ E. Ray Kemp, Jr.
                         E. Ray Kemp, Jr.
                         Director

Date:     7-5-98